UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

Silicon Valley Bancshares

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, California  95054-1191

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Item 5.                                                           Other Events

On October 30, 2003, SVB Capital II, a special purpose trust formed by Silicon Valley Bancshares (the “Company”), issued $50.0 million in cumulative trust preferred securities (the “7.0% Trust Preferred Securities”).  The trust is a wholly owned consolidated subsidiary of the Company and its sole assets are the junior subordinated deferrable interest debentures issued by the Company in connection with the issuance of the 7.0% Trust Preferred Securities.

The purpose of this current report on Form 8-K is to file the final definitive agreements entered into in connection with the issuance of the 7.0% Trust Preferred Securities described above.  The Company and SVB Capital II originally filed forms of these agreements with the Securities and Exchange Commission as exhibits to their registration statement on Form S-3 on September 30, 2003 and amended registration statement on Form S-3/A on October 21, 2003.

Item 7.                                                            Financial Statements and Exhibits

(c)	Exhibits.

	4.12	Junior Subordinated Indenture, dated as of October 30, 2003 between Silicon Valley Bancshares and Wilmington Trust Company, as trustee
	4.13	7% Junior Subordinated Deferrable Interest Debenture due October 15, 2033 of Silicon Valley Bancshares
4.14

Amended and Restated Trust Agreement, dated as of October 30, 2003, by and among Silicon Valley Bancshares as depositor, Wilmington Trust Company as property trustee, Wilmington Trust Company as Delaware trustee, and the Administrative Trustees named therein

	4.15	Certificate Evidencing 7% Cumulative Trust Preferred Securities of SVB Capital II
	4.16	Guarantee Agreement, dated October 30, 2003 between Silicon Valley Bancshares and Wilmington Trust Company, as trustee
	4.17	Agreement as to Expenses and Liabilities, dated as of October 30, 2003, between Silicon Valley Bancshares and SVB Capital II
	4.18	Certificate Evidencing 7% Common Securities of SVB Capital II
	4.19	Silicon Valley Bancshares Officers’ Certificate and Company Order, dated October 30, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON VALLEY BANCSHARES

Date: November 19, 2003	/S/ DONAL D. DELANEY
Donal D. Delaney
Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.12	Junior Subordinated Indenture, dated as of October 30, 2003 between Silicon Valley Bancshares and Wilmington Trust Company, as trustee
4.13	7% Junior Subordinated Deferrable Interest Debenture due October 15, 2033 of Silicon Valley Bancshares
4.14

Amended and Restated Trust Agreement, dated as of October 30, 2003, by and among Silicon Valley Bancshares as depositor, Wilmington Trust Company as property trustee, Wilmington Trust Company as Delaware trustee, and the Administrative Trustees named therein

4.15	Certificate Evidencing 7% Cumulative Trust Preferred Securities of SVB Capital II
4.16	Guarantee Agreement, dated October 30, 2003 between Silicon Valley Bancshares and Wilmington Trust Company, as trustee
4.17	Agreement as to Expenses and Liabilities, dated as of October 30, 2003, between Silicon Valley Bancshares and SVB Capital II
4.18	Certificate Evidencing 7% Common Securities of SVB Capital II
4.19	Silicon Valley Bancshares Officers’ Certificate and Company Order, dated October 30, 2003